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                                                                     EXHIBIT 1.1

                                AMF BOWLING, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

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                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)

                                                         ................., 1997

Goldman, Sachs & Co.,
Morgan Stanley & Co. Incorporated,
Cowen & Company,
Schroder & Co. Inc.,
  As representatives of the several Underwriters
    named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         AMF Bowling, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 10,000,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 1,500,000 additional shares (the "Optional Shares") of Common Stock, par value $.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares"). As part of the offering contemplated by this Agreement, Morgan Stanley & Co. Incorporated ("Morgan Stanley") has agreed to reserve out of the Shares set forth opposite its name on Schedule I to this Agreement up to 85,000 shares for sale to the Company's employees, officers, directors and certain other individuals designated by the Company (collectively, "Participants"), as set forth in the Prospectus (as defined below) under the heading "Underwriting" (the "Directed Share Program"). The Shares to be sold by Morgan Stanley pursuant to the Directed Share Program (the "Directed Shares") will be sold by Morgan Stanley pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the first business day after the date on which this Agreement is executed will be offered to the public by Morgan Stanley as set forth in the Prospectus.

         It is understood and agreed to by all parties that the Company is concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total of 2,875,000 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, Morgan Stanley & Co. International Limited, Cowen International L.P. and J.
Henry Schroder & Co. Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the
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offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages. Except as used in Sections 2, 4, 5, 12 and 14 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all of the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-34099) (as amended by any pre-effective amendments, the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                  (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any



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         statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                  (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, properties, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, properties, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) Each of the Company and each of its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, reasonably be expected, to have a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its subsidiaries;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such failure to be so qualified or in good standing as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (g) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such failure to be so qualified or in good standing as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims,


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         except the pledge of the shares of certain subsidiaries of the Company as collateral security for the obligations of AMF Bowling Worldwide, Inc., a Delaware Corporation and indirect wholly owned subsidiary of the Company ("AMF Bowling Worldwide") pursuant to the Second Amended and Restated Credit Agreement, dated as of June 30, 1997, among AMF Bowling Worldwide, the lenders parties thereto, Goldman Sachs Credit Partners L.P. and Citicorp Securities, Inc., as Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, Citibank, N.A., as Administrative Agent, and Citicorp USA, Inc., as Collateral Agent, as in effect on the date hereof (the "Second Amended and Restated Credit Agreement") and as amended and restated as the Third Amended and Restated Credit Agreement, dated as of November 3, 1997, among AMF Bowling Worldwide, such lenders and such agents (the "Third Amended and Restated Credit Agreement"); and except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any of its subsidiaries;

                  (i) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                  (j) Each of the Company and each of the subsidiaries of the Company listed on the signature pages hereof (the "Designated Subsidiaries") has all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and the International Underwriting Agreement and to consummate the transactions contemplated hereby and thereby, including without limitation, in the case of the Company, the corporate power and authority to issue, sell and deliver the Shares, as provided herein and therein;

                  (k) The issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement and the compliance by the Company and each of the Designated Subsidiaries with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which the Company, any Designated Subsidiary or any of their respective subsidiaries is a party or by which the Company, any Designated Subsidiary or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, any Designated Subsidiary or any of their respective subsidiaries is subject, which conflict, breach, violation or default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation, By-laws or other organizational documents of the Company, any Designated Subsidiary or any of their respective subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any Designated Subsidiary or any of their respective subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company or any Designated Subsidiary of the transactions contemplated by this Agreement and the International Underwriting Agreement, except (i) the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters and (ii) such consents, approvals, authorizations, registrations or qualifications as may


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         be required to permit the Company to retain its existing liquor and gaming, lottery and gambling licenses;

                  (l) Each of the Company and each of its subsidiaries has complied in all respects with all laws, regulations and orders applicable to it or its businesses the violation of which would have a Material Adverse Effect;

                  (m) Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation, By-laws or other organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, sale/leaseback agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (n) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each of the Company and each of its subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to engage in the business currently conducted by it in the manner described in the Prospectus; (ii) all Authorizations required pursuant to clause (i) of this paragraph are valid and in full force and effect; and (iii) each of the Company and each of its subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto;

                  (o) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Certain United States Federal Tax Consequences to Non-United States Holders of Common Stock" in the prospectus relating to the International Shares, and under the captions "Certain Transactions", "Description of Certain Indebtedness" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects and represent a fair summary of such laws and documents;

                  (p) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, would interfere with or adversely affect the issuance and sale of the Shares or would affect the validity of this Agreement or the International Underwriting Agreement; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (q) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Shares, neither the Company nor any of its subsidiaries will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (r) The consolidated historical financial statements, together with related schedules and notes, set forth in the Prospectus fairly present, in all material respects, the consolidated financial position and condition of the Company and its subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with United States generally accepted accounting principles consistently applied throughout such periods. The pro forma financial statements contained in the Prospectus have been prepared on a


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         basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly, in all material respects and in accordance with such assumptions, the historical and proposed transactions described in the Prospectus or contemplated by this Agreement or the International Underwriting Agreement. The other financial information and data included in the Prospectus, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries;

                  (s) Except as set forth in the Prospectus, neither the Company or any of its subsidiaries has violated any applicable existing federal, state, local or international laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("Environmental Laws"); lacks any permits, licenses or other approvals required of it under applicable Environmental Laws; or is violating any term or condition of any such permit, license or approval, except, in each case, for any instances of violation, lack or noncompliance that, either individually or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance;

                  (t) Each of the Company and each of its subsidiaries owns or possesses or has the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with, and material to, individually or in the aggregate, the operation of the businesses now operated by it, and, except as described in the Prospectus, none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Company and each of its subsidiaries does not infringe on the rights of any person, except any such infringements that, individually or in the aggregate, would not result in a Material Adverse Effect;

                  (u) All tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been timely and duly filed, other than those filings being contested in good faith, except where the failure to so file any such returns, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There are no tax returns of the Company or any of its subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Company or any of its subsidiaries has received notice), where the findings of such audit would reasonably be expected to result in a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest and other than those that are not material or that would not result in a Material Adverse Effect;

                  (v) Each of the Company and each of its subsidiaries maintains insurance covering its properties, operations, personnel and businesses which insures against such losses and risks as are adequate in accordance with its reasonable business judgment to protect the Company and each


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         of its subsidiaries and their businesses. None of the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force at each Time of Delivery, except for any failures to be so in force as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

                  (w) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is imminent except any such disputes as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor or any of its subsidiaries is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which could reasonably be expected to result in a Material Adverse Effect;

                  (x) There are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution of this Agreement or the International Underwriting Agreement by the Company or any of its subsidiaries, as the case may be, or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand the Company or any of its subsidiaries to register under the Act or analogous foreign laws and regulations any securities held by them, except (i) the Registration Rights Agreement, dated as of March 21, 1996, by and among the Company, certain guarantors of the securities referred to therein and Goldman, Sachs & Co., and (ii) the Registration Rights Agreement, dated as of April 30, 1996, by and among the Company and certain of its stockholders as of such date, as amended to the date hereof; and

                  (y) Each of Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, Price Waterhouse LLP, who have certified certain financial statements of the predecessor to the Company and its subsidiaries and of Fair Lanes, Inc. and its subsidiaries, and Todres & Scheiffer, who have certified certain financial statements of Charan Industries, Inc., are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         Furthermore, the Company represents and warrants to Morgan Stanley that
(i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended, or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $........................, the number of Firm
Shares set forth opposite the name of such Underwriter in Schedule I hereto and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.


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         The Company hereby grants to the Underwriters the right to purchase at their election up to 1,500,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. The Company hereby confirms its engagement of Morgan Stanley as, and Morgan Stanley hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section 2(o) of Rule 2720 of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Morgan Stanley in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU".

         4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares,
         9:30 a.m., New York City time, on ............., 1997 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents reasonably requested by the Underwriters pursuant to Section 8(j) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at
         .......p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
         Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         6. The Company agrees with each of the Underwriters:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, directly or indirectly, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any shares of Stock or any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan as in effect on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), and including but not limited to entering into any cash-settled or physically settled hedging transaction relating to the Stock, without your prior written consent;

                  (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                  (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange");

                  (j) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act;

                  (k) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                  (l) In connection with the Directed Share Program, to ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Morgan Stanley will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time; and

                  (m) To pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

         Furthermore, the Company covenants with Morgan Stanley that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, except as otherwise specified in
Section 6(c) hereof; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 14 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Wachtell, Lipton, Rosen & Katz, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and nonassessable; except as set forth in the Prospectus and except for the options granted to Michael Jordan pursuant to the Stock Option Agreement, dated as of October 20, 1997, between the Company and Mr. Jordan, to such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company; and the Shares conform to the description of the Stock contained in the Prospectus;

                           (iii) The Company has been duly qualified as a
                  foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such failures to be so qualified or in good standing as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (iv) Each of the Company and each of AMF Bowling
                  Worldwide, AMF Group Holdings Inc., a Delaware corporation, AMF Bowling Holdings Inc., a Delaware corporation, AMF Bowling Centers Holdings Inc., a Delaware corporation, and AMF Worldwide Bowling Centers Holdings Inc., a Delaware corporation (collectively, the "Delaware Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                           (v) To such counsel's knowledge and other than as set
                  forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, would interfere with or adversely affect the issuance and sale of the Shares or would affect the validity of this Agreement or the International Underwriting Agreement;

                           (vi) This Agreement and the International
                  Underwriting Agreement have been duly authorized, executed and delivered by each of the Company and each of the Delaware Subsidiaries;

                           (vii) The issue and sale of the Shares being
                  delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (a) known to such counsel and (b) to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which is a "material contract" within the meaning of Item 601 of Regulation S-K promulgated under the Exchange Act, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except that such counsel need express no opinion as to any statute, order, rule or regulation relating to liquor and gaming, lottery and gambling licenses;

                           (viii) No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental agency or body is required under federal or New York law or the General Corporation Law of the State of Delaware for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except (i) the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters and (ii) such consents, approvals, authorizations, orders, registrations or qualifications as may be required to permit the Company to retain its existing liquor and gaming, lottery and gambling licenses;

                           (ix) Each of the Company and each of the Delaware
                  Subsidiaries has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the International Underwriting Agreement and to consummate the transactions contemplated hereby and thereby, including without limitation the corporate power and authority to issue, sell and deliver the Shares as provided herein and therein;

                           (x) To such counsel's knowledge, neither the Company
                  nor any of the Delaware Subsidiaries is in violation of its Certificate of Incorporation or By-laws;

                           (xi) The statements set forth in the Prospectus under
                  the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Certain United States Federal Tax Consequences to Non-United States Holders of Common Stock" in the prospectus relating to the International Shares, and under the caption "Description of Certain Indebtedness", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects and represent a fair summary of such provisions;

                           (xii) Neither the Company nor any of its subsidiaries
                  is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

                           (xiii) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xi) of this Section 8(c); they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware, and the federal laws of the United States.

                  (d) Hirschler, Fleischer, Weinberg, Cox & Allen P.C., counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of the Designated Subsidiaries incorporated
                  in the State of Virginia has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each such subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except the pledge of the shares of certain subsidiaries of the Company as collateral security for the obligations of AMF Bowling Worldwide pursuant to the Second Amended and Restated Credit Agreement as in effect on the date hereof and as amended and restated as the Third Amended and Restated Credit Agreement; and except as set forth in the Prospectus, based on an examination of the corporate records and minute books, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any such subsidiary (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (ii) This Agreement and the International
                  Underwriting Agreement have been duly authorized, executed and delivered by each of the Designated Subsidiaries incorporated in the Commonwealth of Virginia;

                           (iii) Each of the Designated Subsidiaries
                  incorporated in the Commonwealth of Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the International Underwriting Agreement and to consummate the transactions contemplated hereby and thereby;

                           (iv) To such counsel's knowledge, none of the
                  Designated Subsidiaries incorporated in the Commonwealth of Virginia is in violation of its Certificate of Incorporation, By-laws or other organizational documents;

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the Commonwealth of Virginia and the federal laws of the United States.

                  (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (an executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto), and each of Price Waterhouse LLP and Todres & Scheiffer, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto (executed copies of the letters delivered prior to the execution of this Agreement are attached as Annexes II(a)(1) and (2) hereto and drafts of the forms of letters to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery are attached as Annexes II(b)(1) and (2) hereto);

                  (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (i) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

                  (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each officer or director of the Company or any of its subsidiaries who holds, directly or indirectly, any shares of Stock (or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock), and each other person or entity that holds, directly or indirectly, any shares of Stock (or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock) constituting more than 1% of the shares of the Stock outstanding on the date of this Agreement, substantially to the effect set forth in Subsection 6(e) hereof in form and substance satisfactory to you;

                  (k) The Third Amended and Restated Credit Agreement shall have become effective at or before the First Time of Delivery;

                  (l) The Company shall have complied with the provisions of
         Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (m) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

         9. (a) The Company and the Designated Subsidiaries, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Designated Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  (b) Each Underwriter will indemnify and hold harmless the Company and the Designated Subsidiaries against any losses, claims, damages or liabilities to which the Company or the Designated Subsidiaries may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Designated Subsidiaries for any legal or other expenses reasonably incurred by the Company and the Designated Subsidiaries in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Designated Subsidiaries on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Designated Subsidiaries on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus relating to such Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Designated Subsidiaries on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Designated Subsidiaries and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and the Designated Subsidiaries under this Section 9 shall be in addition to any liability which the Company and the Designated Subsidiaries may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Designated Subsidiary within the meaning of the Act.

         10. The Company and the Designated Subsidiaries, jointly and severally, will indemnify and hold harmless Morgan Stanley and each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act ("Morgan Stanley Entities") from and against any and all losses, claims, damages and liabilities (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading, (ii) caused by the failure of any Participant to pay for and accept delivery of the Shares which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase, or (iii) arising out of or in connection with the Directed Share Program, and will reimburse Morgan Stanley for any legal or other expenses reasonably incurred by Morgan Stanley in connection with investigating or defending any action or claim relating to the foregoing as such expenses are incurred, provided that, the Company shall not be responsible under this subparagraph (iii) for any losses, claim, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Morgan Stanley Entities. Notwithstanding anything contained in this Agreement to the contrary, if indemnity may be sought pursuant to this Section 10 in respect of any action or proceeding, then in addition to any separate firm for the indemnified parties pursuant to Section 9 or Section 11 hereof, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control Morgan Stanley within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.

         11. (a) The Company and the Designated Subsidiaries, jointly and severally, will indemnify and hold harmless Morgan Stanley, in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (b) The Company and the Designated Subsidiaries, jointly and severally, will also indemnify and hold harmless Morgan Stanley from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Morgan Stanley's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the NASD's Conduct Rules in connection with the offering of the Shares except for any losses, claims, damages, liabilities and judgments found in a final judgment by a court to have resulted from Morgan Stanley's or such controlling person's, willful misconduct or gross negligence.

                  (c) Promptly after receipt by the QIU under subsection (a) or
         (b) above of notice of the commencement of any action, the QIU shall, if a claim in respect thereof is to be made against the Company or any Designated Subsidiary under such subsection, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve the Company or any Designated Subsidiary from any liability which it may have to the QIU otherwise than under such subsection. In case any such action shall be brought against the QIU and it shall notify the Company of the commencement thereof, the Company and the Designated Subsidiaries shall be entitled to participate therein and, to the extent that they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the QIU (who shall not, except with the consent of the QIU, which consent shall not be unreasonably withheld, be counsel to the Company or any Designated Subsidiary), and, after notice from the Company or any Designated Subsidiary to the QIU of its election so to assume the defense thereof, the Company or such Designated Subsidiary, as the case may be, shall not be liable to the QIU under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the QIU, in connection with the defense thereof other than reasonable costs of investigation. Neither the Company nor any Designated Subsidiary shall, without the written consent of the QIU, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the QIU is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the QIU from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the QIU.

                  (d) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless Morgan Stanley, in its capacity as QIU, under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company and the Designated Subsidiaries shall contribute to the amount paid or payable by the QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Designated Subsidiaries on the one hand and the QIU on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the QIU failed to give the notice required under subsection (c) above, then the Company and the Designated Subsidiaries shall contribute to such amount paid or payable by the QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Designated Subsidiaries on the one hand and the QIU on the other in connection with the statements, acts or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Designated Subsidiaries on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to the fee payable to the QIU. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Designated Subsidiaries and the QIU agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by the QIU as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company and the Designated Subsidiaries under this Section 11 shall be in addition to any liability which the Company or the Designated Subsidiaries may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of the Act.

         12. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         13. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         14. If this Agreement shall be terminated pursuant to Section 12 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but if for any other reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof.

         15. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives of the Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary with copies sent to GS Capital Partners II, L.P., 85 Broad Street, New York, New York 10004, Attention: David
J. Greenwald, Esq., and Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, Attention: Daniel A. Neff, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         16. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 13 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be furnished to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    AMF Bowling, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Group Holdings Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Worldwide, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF BCO-China, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF BCO-France One, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF BCO-France Two, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF BCO-UK One, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF BCO-UK Two, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Beverage Company of Oregon, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Beverage Company of W. Va., Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers China, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers International Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers (Aust)
                                    International Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers (Canada)
                                    International Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers (Hong Kong)
                                    International Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers Holdings Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers Spain Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Centers Switzerland Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Products, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Holdings Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Bowling Mexico Holdings, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    AMF Worldwide Bowling Centers Holdings Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Boliches AMF, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Bush River Corporation


                                    By:.........................................
                                       Name:
                                       Title:

                                    King Louie Lenaxa, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    American Recreation Centers Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    ARC Properties, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    ARC Games, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Belmont Catering, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Peninsula Bowling Corporation


                                    By:.........................................
                                       Name:
                                       Title:

                                    Burleigh Recreation, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Lapham Recreation, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Thunder Bowl, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    H & B, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Florist Recreation, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Waukesha Lanes, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Mid-America ARC, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    300, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    American Red Carpet


                                    By:.........................................
                                       Name:
                                       Title:

                                    Triangle Bowl Associates


                                    By:.........................................
                                       Name:
                                       Title:

                                    Mid-America Associates


                                    By:.........................................
                                       Name:
                                       Title:

                                    Michael Jordan Golf Company, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    Michael Jordan Golf-Water Tower, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

                                    MJG-O'Hare, Inc.


                                    By:.........................................
                                       Name:
                                       Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Cowen & Company
Schroder & Co. Inc.


By:.........................................
           (Goldman, Sachs & Co.)

                                   SCHEDULE I


                                                                                      NUMBER OF OPTIONAL
                                                                                         SHARES TO BE
                                                        TOTAL NUMBER OF                  PURCHASED IF
                                                          FIRM SHARES                   MAXIMUM OPTION
UNDERWRITER                                             TO BE PURCHASED                   EXERCISED
                                                   --------------------------   ------------------------------
Goldman, Sachs & Co...............................
Morgan Stanley & Co. Incorporated.................
Cowen & Company...................................
Schroder & Co. Inc................................
[NAMES OF OTHER UNDERWRITERS].....................


                                                   --------------------------   ------------------------------

         Total.................................... ==========================   ==============================


                                                                         ANNEX I

         Pursuant to Section 8(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which are attached hereto and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II

         Pursuant to Section 8(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder; and

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto.


                                       1